                                                                    Exhibit 99.1
BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of: 17-Apr-00     For the Monthly Period Ending: 31-Mar-00     Days in Interest Period (30/360)   30
Determined as of:     11-Apr-00     Monthly Period                        65     Days in Interest Period (Act/360)  33

        Beginning                        Total Trust   Investor Interest Series  1995-A   Series  1995-B
--------------------------            ---------------- ----------------- --------------   --------------
Pool Balance (Principal)              4,064,132,311.96
Finance Charges O/S                     153,625,544.37
Excess Funding Account                            0.00

Initial Invested Amount                                3,860,000,000.00  380,000,000.00   380,000,000.00
Invested Amount                                        3,690,000,000.00  380,000,000.00   380,000,000.00
Class A Invested Amount                                                  357,200,000.00   357,200,000.00
Class B Invested Amount                                                   22,800,000.00    22,800,000.00

Principal Funding Account                                178,600,000.00  178,600,000.00             0.00

Adjusted Invested Amount                               3,511,400,000.00  201,400,000.00   380,000,000.00
Class A Adjusted Invested Amt                                            178,600,000.00   357,200,000.00
Class B Adjusted Invested Amt                                             22,800,000.00    22,800,000.00
Enhancement Invested Amount                                        0.00            0.00             0.00

Principal Allocation Pct                       100.00%           90.79%           9.35%            9.35%
Principal Collections                   483,500,629.46   438,990,954.47   45,207,740.57    45,207,740.57

Floating Allocation Pct                        100.00%           87.86%           6.42%            9.35%
Finance Charge Collections               77,278,659.48    67,900,579.98    4,961,594.92     7,225,623.66
Defaulted Amount                         25,415,955.93    22,331,626.35    1,631,804.67     2,376,414.57

Interchange Collections                   9,198,179.47     8,081,943.00      590,559.42       860,037.99
Servicer Interchange                                       3,843,750.00      395,833.33       395,833.33

Shared Principal Collections                             366,898,880.43            0.00             0.00

          Ending                         Total Trust   Investor Interest  Series  1995-A   Series  1995-B
--------------------------            ---------------- -----------------  --------------   --------------
Pool Balance (Principal)              4,010,232,610.78
Finance Charges O/S                     149,870,275.57
Excess Funding Account                            0.00

Initial Invested Amount                                3,860,000,000.00  380,000,000.00   380,000,000.00
Invested Amount                                        3,690,000,000.00  380,000,000.00   380,000,000.00
Class A Invested Amount                                                  357,200,000.00   357,200,000.00
Class B Invested Amount                                                   22,800,000.00    22,800,000.00

Principal Funding Account                                297,666,666.67  238,133,333.33    59,533,333.33

Partial Amortization Amount                                        0.00            0.00             0.00

Adjusted Invested Amount                               3,392,333,333.33  141,866,666.67   320,466,666.67
Class A Adjusted Invested Amt                                            119,066,666.67   297,666,666.67
Class B Adjusted Invested Amt                                             22,800,000.00    22,800,000.00
Enhancement Invested Amount                                        0.00            0.00             0.00

Principal Allocation Pct                       100.00%           92.01%           9.48%            9.48%
Floating Allocation Pct                        100.00%           87.56%           5.02%            9.48%

        Beginning                       Series  1996-A   Series  1997-1  Series  1997-2
--------------------------              --------------   --------------  --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                 500,000,000.00 1,700,000,000.00  900,000,000.00
Invested Amount                         500,000,000.00 1,530,000,000.00  900,000,000.00
Class A Invested Amount                 465,000,000.00 1,530,000,000.00  900,000,000.00
Class B Invested Amount                  35,000,000.00             0.00            0.00

Principal Funding Account                         0.00             0.00            0.00

Adjusted Invested Amount                500,000,000.00 1,530,000,000.00  900,000,000.00
Class A Adjusted Invested Amt           465,000,000.00 1,530,000,000.00  900,000,000.00
Class B Adjusted Invested Amt            35,000,000.00             0.00            0.00
Enhancement Invested Amount                       0.00             0.00            0.00

Principal Allocation Pct                        12.30%           37.65%          22.14%
Principal Collections                    59,483,869.17   182,020,639.66  107,070,964.50

Floating Allocation Pct                         12.30%           37.65%          22.14%
Finance Charge Collections                9,507,399.56    29,092,642.64   17,113,319.20
Defaulted Amount                          3,126,861.28     9,568,195.52    5,628,350.30

Interchange Collections                   1,131,628.94     3,462,784.55    2,036,932.09
Servicer Interchange                        520,833.33     1,593,750.00      937,500.00

Shared Principal Collections             62,610,730.45   191,588,835.18  112,699,314.81

         Ending                         Series  1996-A   Series  1997-1   Series  1997-2
--------------------------              --------------   --------------   --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                 500,000,000.00 1,700,000,000.00  900,000,000.00
Invested Amount                         500,000,000.00 1,530,000,000.00  900,000,000.00
Class A Invested Amount                 465,000,000.00 1,530,000,000.00  900,000,000.00
Class B Invested Amount                  35,000,000.00             0.00            0.00

Principal Funding Account                         0.00             0.00            0.00

Partial Amortization Amount                       0.00             0.00            0.00

Adjusted Invested Amount                500,000,000.00 1,530,000,000.00  900,000,000.00
Class A Adjusted Invested Amt           465,000,000.00 1,530,000,000.00  900,000,000.00
Class B Adjusted Invested Amt            35,000,000.00             0.00            0.00
Enhancement Invested Amount                       0.00             0.00            0.00

Principal Allocation Pct                        12.47%           38.15%          22.44%
Floating Allocation Pct                         12.47%           38.15%          22.44%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of: 17-Apr-00     For the Monthly Period Ending: 31-Mar-00    Days in Interest Period (30/360)     30
Determined as of:     11-Apr-00     Monthly Period                        65    Days in Interest Period (Act/360)    33

Minimum Balance Requirement                                   Gross Balances of
---------------------------
                                                              Accounts Delinquent:                 (%)              ($)
                                                              -------------------                 ----          -------------
Trust Initial Invested Amount              3,860,000,000.00
Trust PFA                                    178,600,000.00   30 - 59 days                        1.73%         72,012,212.55
Ending Portfolio Principal Balance         4,010,232,610.78   60 - 89 days                        1.26%         52,398,133.75
                                                              90 days +                           2.94%        122,254,941.76
Beginning Excess Funding Acct Bal                      0.00   Total 30 days +                     5.93%        246,665,288.06
Required Excess Funding Account Deposit                0.00
Excess Funding Account Withdrawal                      0.00

Seller's Participation Amt (w/o EFA)         498,832,610.78   Gross Credit Losses                 8.40%         28,440,078.71
Required Seller's Interest                   200,511,630.54   Net Credit Losses                   7.50%         25,415,955.93
Required Excess Funding Account Balance                0.00   Discount Option Receivables                                   0
Seller's Participation Amount                498,832,610.78   Discount Percentage                                        0.00%
Seller's Interest Percentage                         12.44%   Finance Charge Billed - pool                      58,103,193.91
                                                              Fees Billed - pool                                 9,451,749.39
Fraud Losses reassigned to the Seller                 0.00    Interest Earned on Collection Account              2,537,461.86
                                                              Required Principal Balance                     3,690,000,000.00
                                                              EFA + Receivables + PFA                        4,188,832,610.78